UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of the earliest event reported) September 9, 2003
                                                          -----------------

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                   Florida                                59-3157093
---------------------------------------------- ---------------------------------
(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)

125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                      32746
----------------------------------------            -----------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (407) 333-9911
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

-------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition

      The following information is being furnished under Item 9 and Item 12 of Form 8-K: Press release by FARO Technologies, Inc. reporting executive stock sale plan and related party loan repayment. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                    FARO TECHNOLOGIES, INC.

                                    By: /s/ Gregory A. Fraser
                                        ----------------------------------------
                                        Gregory A. Fraser
                                        Executive Vice President, Secretary, and
                                        Treasurer

Date: September 9, 2003

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1              Press Release, dated September 8, 2003